THIS DEBT CONVERSION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS DEBT CONVERSION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND PROVINCIAL LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

DEBT CONVERSION AGREEMENT
(Canadian Subscriber)

TO:	KORE NUTRITION INCORPORATED (the “Company”)
200-736 Granville Street
Vancouver, BC V6Z1G3

FROM:	VENTUREX GLOBAL INVESTMENT CORP. (the “Subscriber”), a company incorporated pursuant to the laws of Canada and having an address at 160 – 2188 No. 5 Road, Richmond, BC V6X 2T1

WHEREAS:

A.        Effective February 26, 2010, the Company entered into a share exchange agreement (the “Exchange Agreement”) with Go All In, Inc., a Nevada corporation (“All In”), and the shareholders of All In as set out in Schedule 1 to the Exchange Agreement;

B.        In connection with the closing of the Exchange Agreement, the Company entered into an assumption agreement (the “Assumption Agreement”) with All In and the Subscriber pursuant to which the Company agreed to assume debt in the amount of $500,000 (the “Outstanding Debt”) owed by All In to the Subscriber pursuant to the terms of a promissory note in the principal amount of $500,000 issued by All In to the Subscriber; and

C.        The Subscriber has agreed to convert the Outstanding Debt into common shares of the Company in accordance with the Assumption Agreement pursuant to the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT witnesses that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.          Interpretation

1.1        In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

1.2        Any reference to currency is to the currency of the United States of America unless otherwise indicated.

1.3        Terms otherwise not defined in this agreement have the same meaning as in the Exchange Agreement.

2.          Acknowledgement of Debt

2.1        The Company and the Subscriber acknowledge and agree that, as of the date of this Agreement, the Company is indebted to the Subscriber in the amount of the Outstanding Debt.

3.          Payment of Outstanding Debt

3.1        As full and final payment of the Outstanding Debt, the Company will on the Closing Date (as defined herein) issue to the Subscriber 1,000,000 common shares of the Company (the “Securities”), as fully paid and non-assessable, and the Subscriber will accept the Securities as full and final payment of the Outstanding Debt.

4.          Subscription and Release

4.1        On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably agrees, to convert the entire amount of the Outstanding Debt into the Securities. The Company shall not effect any stock split, reverse stock split, stock dividend or any other capital change to its common stock on or prior to, or which has a record date on or prior to, the Closing Date. The conversion of the Outstanding Debt into the Securities shall occur automatically upon the Closing Date, without further action on the part of either party hereto.

4.2        On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to issue the Securities, as duly issued and authorized, fully paid and non-assessable shares, and deliver a duly and validly issued certificate representing the Securities, to the Subscriber on the Closing Date, in exchange for the conversion of the Outstanding Debt.

4.3        The Subscriber hereby agrees that upon delivery of the Securities by the Company in accordance with the provisions of this Agreement and applicable law, all amounts outstanding under the Outstanding Debt will be fully satisfied and extinguished, and the Subscriber will remise, release and forever discharge the Company and its respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations to pay the Outstanding Debt, other than any such obligations arising out of or in connection with the issuance, sale and delivery of the Securities or otherwise under this Agreement.

5.          Documents Required from Subscriber

5.1        The Subscriber must complete, sign and return to the Company the following documents:

(a)	two (2) executed copies of this Agreement; and

(b)	an Investor Questionnaire (the “Questionnaire”) attached as Exhibit A to this Agreement.

5.2        The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

5.3        Both parties to this Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Company and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Company and Clark Wilson LLP have given the Subscriber the opportunity to seek, and have recommended that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Company and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

6.          Conditions and Closing

6.1        Closing of the purchase and sale of the Securities shall occur on or before March 31, 2010, or on such other date as may be determined by the Company in its sole discretion (the “Closing Date”). The Subscriber acknowledges that the Securities may be issued to other subscribers under this offering (the “Offering”) before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Securities to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

6.2        The Subscriber acknowledges that the certificates representing the Securities will be available for delivery upon Closing provided that the Subscriber has satisfied the requirements of Section 5 hereof and the Company has accepted this Agreement.

7.         Acknowledgements and Agreements of Subscriber

7.1        The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 (“NI 45-106”) adopted by the British Columbia Securities Commission (the “BCSC”) and other provincial securities commissions;

(d)

the decision to execute this Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (the “SEC”) in compliance, or intended compliance, with applicable securities legislation;

(e)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(g)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(h)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(j)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(k)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

	(ii)	applicable resale restrictions;

(l)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell any of the Securities in Canada under the Securities Act (British Columbia) (the “BC Act”) and National Instrument 51-102 as adopted by the BCSC;

(m)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

(n)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(o)	no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;

(p)	there is no government or other insurance covering any of the Securities; and

(q)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

8.          Representations, Warranties and Covenants of the Subscriber

8.1        The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;

(b)	the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(c)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(d)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(e)	the Subscriber has received and carefully read this Agreement;

(f)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Agreement;

(g)	the Subscriber:

(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities,

(ii)

is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities,

	(iv)	represents and warrants that the acquisition of the Securities by the Subscriber does not trigger:

	A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v)

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(h)

the Subscriber is purchasing the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(i)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(j)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(k)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(l)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and the Questionnaire and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(m)

the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(n)	the Subscriber is outside the United States when receiving and executing this Agreement;

(o)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(p)

the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(q)

the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(r)

the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U. S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(s)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(t)

the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(u)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(v)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities;

	(ii)	that any person will refund the purchase price of any of the Securities;

	(iii)	as to the future price or value of any of the Securities; or

	(iv)	that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

8.2        In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

9.          Representations and Warranties will be Relied Upon by the Company

9.1        The Subscriber acknowledges that the representations and warranties contained herein and in the Questionnaire, if applicable, are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein and in the Questionnaire, if applicable, are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

10.          Acknowledgement and Waiver

10.1        The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

11.          Legending and Registration of Subject Securities

11.1        If the Subscriber is a resident of British Columbia, the Subscriber hereby consents to the placement of a legend on any certificate orthe Subscriber consents to the placement of a legend on any certificate or other document evidencing any of the Securities to the effect that such securities have not been registered under the 1933 Act, any state securities or “blue sky” laws, or under the prospectus and registration requirements of any applicable Canadian securities laws, and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, such legend to be substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.”

11.2        If the Subscriber is not a resident of British Columbia, the Subscriber hereby consents to the placement of a legend on any certificate or other document evidencing any of the Securities to the effect that such securities have not been registered under the 1933 Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement such legend to be substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

11.3        The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

12.          Resale Restrictions

12.1        The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

12.2        The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

12.3        If the Subscriber is not a resident of British Columbia, the Subscriber represents, warrants and acknowledges that:

(a)

pursuant to British Columbia Instrument 51-509 – Issuers Quoted in the U.S. Over–the-Counter Markets (“BCI 51-509”), as adopted by the BCSC, a subsequent trade in the Securities in or from British Columbia will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the BC Act) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Securities (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the “BC Legend”) specified in BCI 51-509;

(b)

the Subscriber is not a resident of British Columbia and undertakes not to trade or resell any of the Securities in or from British Columbia unless the trade or resale is made in accordance with BCI 51-509. The Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of these representations and warranties made in this Section 12.3 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Company;

(c)

by executing and delivering this Agreement and as a consequence of the representations and warranties made by the Subscriber in this Section 12.3, the Subscriber will have directed the Company not to include the BC Legend on any certificates representing the Securities to be issued to the Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of BCI 51-509, and any subsequent trade in any of the Securities in or from British Columbia will be a distribution subject to the prospectus and registration requirements of the BC Act; and

(d)

if the Subscriber wishes to trade or resell any of the Securities in or from British Columbia, the Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Securities to the Company’s transfer agent to have the BC Legend imprinted on such certificate or to instruct the Company’s transfer agent to include the BC Legend on any ownership statement issued under a direct registration system or other book entry system.

13.          Collection of Personal Information

13.1        The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

13.2        Furthermore, the Subscriber is hereby notified that:

(a)

the Company may deliver to a provincial securities commission and/or the SEC certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Company and the date of distribution of the Securities,

(b)	such information is being collected indirectly by the provincial securities commission under the authority granted to it in securities legislation, and

(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Canada.

14.          Costs

14.1        The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

15.          Governing Law

15.1        This Agreement is governed by the laws of the Province of British Columbia.

16.          Currency

16.1        Any reference to currency in this Agreement is to the currency of the United States of America unless otherwise indicated.

17.          Survival

17.1        This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

18.          Assignment

18.1        This Agreement is not transferable or assignable.

19.          Severability

19.1        The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

20.          Entire Agreement

20.1        Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

21.          Notices

21.1        Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Kore Nutrition Incorporated
Suite 200 – 736 Granville Street
Vancouver, British Columbia
Canada V6Z 1G3

Attention: President
Fax No. (604) 687-6314 c/o Virgil Z. Hlus

22.          Counterparts and Electronic Means

22.1        This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Agreement as of the date of acceptance by the Company.

1,000,000	Venturex Global Investment Corp
(Number of Units being purchased)	(Name of Subscriber – Please type or print)

/s/ Ted Nitta
(Total Subscription Price)	(Signature and, if applicable, Office)

#160-2188 No. 5 Road
(Address of Subscriber)

Richmond, BC V6X 2T1
(City, State or Province, Postal Code of Subscriber)

Canada
(Country of Subscriber)

(Email Address)

(Telephone Number)

A C C E P T A N C E

The above-mentioned Debt Conversion Agreement in respect of the Securities is hereby accepted by Kore Nutrition Incorporated.

DATED at Vancouver, BC, the 31st day of March, 2010.

KORE NUTRITION INCORPORATED

Per:	“Deanna Embury”
Authorized Signatory

EXHIBIT A

INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Debt Conversion Agreement between Kore Nutrition Incorporated (the “Company”) and the undersigned (the “Subscriber”).

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 (“NI 45-106”). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.	if the Subscriber is not a resident of Ontario, the Subscriber is (tick one or more of the following boxes):

	[ ]	(A)	a director, executive officer, founder or control person of the Company or an affiliate of the Company

	[ ]	(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company

	[ ]	(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company

	[ ]	(D)	a close personal friend of a director, executive officer, founder or control person of the Company

	[ ]	(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company

	[x]	(F)	an accredited investor

	[ ]	(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F

	[ ]	(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F

2.	if the Subscriber has checked box B, C, D, E, G or H in Section 1 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary).

3.	if the Subscriber is resident in Ontario, the Subscriber is (tick one or more of the following boxes):

	[ ]	(A)	a founder of the Company

	[ ]	(B)	an affiliate of a founder of the Company

	[ ]	(C)	a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Company

	[ ]	(D)	a control person of the Company

	[ ]	(E)	an accredited investor

4.	if the Subscriber has checked box C in Section 3 above, the executive officer, director or founder of the Company with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each executive officer, director or founder which you have the above-mentioned relationship with.)

5.

if the Subscriber has ticked box F in Section 1 or box E in Section 3 above, the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

[ ]

(a) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

[ ]

(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

[ ]	(d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements.

[ ]

(e) a person registered under securities legislation of a jurisdiction of Canada as an advisor or dealer, or an individual registered or formerly registered as a representative of such an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

[ ]

(f) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106; or

[x]	(g) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________day of March, 2010.

If an Individual:	If a Corporation, Partnership or Other
Entity:

Venturex Global Investment Corp
Signature	Print or Type Name of Entity

“Ted Nitta”
Print or Type Name	Signature of Authorized Signatory

Corporation
Type of Entity